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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 12, 2003


                             SBS TECHNOLOGIES, INC.






        New Mexico                 1-10981                  85-0359415
------------------------    ---------------------    -----------------------
(State of Incorporation)    (Commission File No.)    (IRS Employer I.D. No.)



2400 Louisiana Blvd, NE AFC Bldg 5-600 Albuquerque, New Mexico        87110
--------------------------------------------------------------      ----------
         (Address of principal executive offices)                   (Zip code)




         Registrant's telephone number, including area code:  (505) 875-0600
                                                              --------------





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ITEM 5. OTHER EVENTS


On June 12, 2003, SBS Technologies, Inc. (Nasdaq: SBSE) issued a press release, attached as an exhibit to this filing, announcing that it has reached agreement to acquire Avvida Systems, Inc., a privately held company located in Waterloo, Ontario, Canada, and the closure of SBS' facility in Carlsbad, California.


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                                     SBS TECHNOLOGIES, INC.




Date:  June 12, 2003                                 By: /s/ JAMES E. DIXON, JR.
                                                        -----------------------
                                                     James E. Dixon, Jr.
                                                     Executive Vice President
                                                     and Chief Financial Officer











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                     SBS TECHNOLOGIES, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX





Exhibit Number                      Description                             Method of Filing
--------------             -----------------------------------         --------------------------

99.1                       SBS Technologies, Inc. Announces            Filed herewith electronically
                           Agreement to Acquire Avvida Systems, Inc.
                           and the Closure of the SBS Facility in
                           Carlsbad, California